Rule 497(e)

File Nos. 002-75503

811-03364

Maxim Series Fund, Inc.

Supplement dated August 1, 2005 to

Prospectus dated May 1, 2005

Maxim Federated Bond Portfolio

(the "Portfolio")

Effective August 1, 2005, the high-yield portion of the Maxim Federated Bond Portfolio will be managed by Mr. Mark E. Durbiano, CFA. As a Senior Vice President and Senior Portfolio Manager for Federated, and the head of their Domestic High Yield Group, Mr. Durbiano is responsible for portfolio management and research in the fixed income area, concentrating on domestic high yield securities. Mr. Durbiano received a B.A. from Dickinson College and an M.B.A. from the University of Pittsburgh. He is a member of the Pittsburgh Society of Financial Analysts, and he has been with Federated since 1982.

This supplement should be retained for future reference.